Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
October, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.7100%


Excess Protection Level
   3 Month Average   6.26%
     October, 1998   6.87%
     September, 1998   5.07%
     August, 1998   6.84%



Cash Yield                                              19.98%


Investor Charge Offs                                     5.02%


Base Rate                                                8.09%


Over 35 Day Delinquency                                  5.68%


Seller's Interest                                       31.33%


Total Payment Rate                                      11.55%


Total Principal Balance                                $3,737,935,813.81


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,171,269,147.1